SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2003

                         GS MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

      Delaware                     333-100818                    13-6357101
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
  of Incorporation)               File Number)               Identification No.)

  85 Broad Street,
 New York, New York                                                 10004
(Address of Principal                                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code, is (212) 902-1000.

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                                     -2-


Item 5. Other Events.

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as an exhibit is a Collateral Term Sheet (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995 to the Public Securities Association) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of the GSRPM Trust 2003-1, Mortgage Pass-Through Certificates, Series 2003-1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheet by reference in the Registration Statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits

                   Item 601(a) of
                   Regulation S-K
  Exhibit No.        Exhibit No.                     Description
  -----------        -----------                     -----------

       1                 99              Collateral Term Sheets prepared by
                                         Goldman, Sachs & Co. in connection with
                                         GSRPM Trust 2003-1, Mortgage Pass-
                                         Through Certificates, Series 2003-1.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 30, 2003

                                    GS MORTGAGE SECURITIES CORP.


                                    By: /s/ Marvin J. Kabatznick
                                       -----------------------------
                                    Name: Marvin J. Kabatznick
                                    Title: CEO

                                  EXHIBIT INDEX

                        Item 601(a) of       Sequentially
                        Regulation S-K       Numbered
Exhibit Number          Exhibit No.          Description             Page
--------------          -----------          -----------             ----

1                       99                   Collateral Term Sheets  6